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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 7, 1999
                        (Date of earliest event reported)



                            BELL ATLANTIC CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                         1-8606                     23-2259884
(State or other jurisdiction     (Commission file number)   (I.R.S. employer
of incorporation)                                           identification no.)


1095 Avenue of the Americas
New York, New York                                          10036
(Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code:  (212) 395-2121



                                 Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

Attached as an exhibit is a press release issued by Bell Atlantic Corporation and Metromedia Fiber Network, Inc. on October 7, 1999 announcing a strategic agreement that will speed the deployment of both Bell Atlantic's data services and Metromedia Fiber Network's build out plan of its fiber optic infrastructure.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits

99 Press Release, dated October 7, 1999, issued by Bell Atlantic Corporation and Metromedia Fiber Network, Inc.

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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By: /s/ Doreen A. Toben
                                -------------------
                                Doreen A. Toben
                                Vice President - Controller



Date:  October 7, 1999

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                                 EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

99 Press Release, dated October 7, 1999, issued by Bell Atlantic Corporation and Metromedia Fiber Network, Inc.